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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2005

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                           0-20750                       74-2175590
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
         incorporation)                                                       No.)



                         2550 NORTH LOOP WEST, SUITE 600
                              Houston, Texas 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 2, 2005, Sterling Bancshares, Inc. (the "Company") announced that Sonny
B. Lyles has joined the Company as Executive Vice President and Chief Credit Officer. In connection with his employment with the Company, Mr. Lyles entered into an at-will employment arrangement with the Company and also executed a Severance and Non-Competition Agreement with the Company (the "Agreement").

The material terms of Mr. Lyles' at-will employment arrangement as Executive Vice President and Chief Operating Officer are as follows. Mr. Lyles' annual salary is $225,000. During the first two years of employment, Mr. Lyles will receive a minimum annual bonus of $75,000, payable on a quarterly basis. Thereafter, Mr. Lyles will be eligible to participate in, and receive bonuses under, the Company's incentive compensation program available to other similar executive officers of the Company. Mr. Lyles will be eligible to participate in the Company's long-term stock incentive program and the Company's savings plan available to other similar executive officers of the Company. Mr. Lyles is also entitled to receive compensation in the form of automobile allowances, membership fees and dues, matching contributions to the Company's 401(k) Plan and Deferred Compensation Plan, life insurance premiums and other forms of compensation generally available to other similar executive officers of the Company. Mr. Lyles is also eligible to receive vacation, paid sick leave and other employee benefits generally available to other similar executive officers of the Company. In addition, the Company has agreed to reimburse Mr. Lyles for expenses incurred in his relocation to Houston, Texas, such expenses not to exceed approximately $50,000 in amount.

In connection with his employment, Mr. Lyles executed the Agreement in a form substantially similar to the agreements previously executed by certain members of the Company's management. The Agreement provides for certain obligations to which Mr. Lyles has agreed with regard to non-competition, non-solicitation, and maintaining confidential information.

Pursuant to the Agreement, Mr. Lyles was granted 3,000 shares of the Company's common stock. In addition Mr. Lyles will receive a $75,000 cash bonus payable on May 15, 2005, and received a grant of 5,000 shares of restricted stock which vests in equal installments over a four-year period.

The Agreement provides for the following severance payments and benefits upon a termination of Mr. Lyles' employment under the circumstances described below:

         o two years' base pay payable in equal installments in accordance with the Company's regular pay period;

         o an annual bonus for two years in an amount equal to the highest annual bonus paid to Mr. Lyles during the three years preceding termination or change of control (as defined in the Agreement);



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         o        continued eligibility for Company perquisites and welfare
                  benefit plans, to the extent permitted, and in the event participation is not permitted, payment of the cost of such welfare benefits;

         o to the extent permitted by law or the applicable plan, accelerated vesting under all benefits plans, options or similar awards.

To become eligible for such severance benefits, either:

         o Mr. Lyles' employment with the Company must be terminated by the Company prior to any change of control for any reason other than cause, disability (as such terms are defined in the Agreement) or death; or

         o following a change of control, Mr. Lyles' employment with the Company (or its successor) is terminated within two years of the change of control either by the Company (or its successor) for any reason other than cause, disability or death or by Mr. Lyles for good reason (as defined in the Agreement), or is otherwise terminated by the Company (or its successor) after such two year period for any reason other than cause, disability or death.

Under the terms of the Agreement, Mr. Lyles has agreed to the following:

         o to not compete, either as an owner, employee or agent of a financial institution, with the Company or any subsidiary within Harris County, Texas or any contiguous county or otherwise request or induce any customer, depositor or borrower to terminate its business relationship with the Company or any subsidiary during the period of his employment and until the first anniversary of his terminations of employment;

         o to not solicit the employment of any officers or employees of the Company or its subsidiaries during the period of his employment and until the first anniversary of his termination of employment; and

         o to not disclose or otherwise use for his benefit of any person other than the Company and its subsidiaries, any confidential information (as defined in the Agreement) of the Company.

A summary of the compensation arrangement for Mr. Lyles is attached as Exhibit
10.1 and incorporated by reference herein. The foregoing summary of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

  EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT
  --------------    ----------------------------------------------------
       10.1         Summary Description of Compensation - Sonny B. Lyles
       10.2         Severance and Non-Competition Agreement - Sonny B. Lyles




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 2005                   STERLING BANCSHARES, INC.


                                          By:   /s/ Stephen C. Raffaele
                                             -----------------------------------
                                                Stephen C. Raffaele
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                    DESCRIPTION OF EXHIBIT
  -------    ----------------------------------------------------
   10.1      Summary Description of Compensation - Sonny B. Lyles
   10.2      Severance and Non-Competition Agreement - Sonny B. Lyles